SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 --------------

                                    FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): September 9, 2002


                             SMARTSERV ONLINE, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Delaware                      0-28008                  13-3750708
          --------                      -------                  ----------
(State or Other Jurisdiction          (Commission               (IRS Employer
      of Incorporation)                File No.)             Identification No.)


Metro Center, One Station Place, Stamford, Connecticut                     06902
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)


       Registrant's telephone number, including area code: (203) 353-5950


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

         This amendment is being filed to include the proforma journal entries to the proforma balance sheet that were inadvertently omitted from the Current Report on Form 8-K filed by SmartServ on September 13, 2002. There are no other changes.

ITEM 5.  OTHER EVENTS

         SmartServ Online, Inc. ("SmartServ") announced on September 10, 2002 that it completed a $3.5 million private placement financing (the "Financing") whereby SmartServ sold common stock and warrants to several accredited investors.

         SmartServ also announced that it has restructured approximately $7 million in vendor financing debt with the Hewlett-Packard Company ("HP"). Pursuant to the restructured loan terms, HP will forgive all outstanding principal and interest in exchange for (a) the payment of $1 million in cash over the next six months, (b) a warrant to purchase 50,000 shares of SmartServ common stock, and (c) the return of certain HP equipment.

         SmartServ also announced that as part of its overall expense reduction program, and in an effort to focus its resources on meeting growing demand for its products and services throughout North America, SmartServ closed its sales offices in Hong Kong and the United Kingdom, and will be terminating its previously announced agreements in Hong Kong.

         The callable warrants issued to Vertical Ventures LLC and Bonanza Master Fund, Ltd. (the "Investors") in the private placement to the Investors on June 5, 2002, were called by SmartServ and not exercised by the Investors. As a result, the warrants expired by their terms on September 11, 2002 at 6:30 p.m. eastern time.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)  Pro-Forma Balance Sheet for SmartServ as at July 31, 2002.

                             SMARTSERV ONLINE, INC.
                             PROFORMA BALANCE SHEET
                EQUITY FINANCING AND HEWLETT-PACKARD TRANSACTION
                                  JULY 31, 2002


                                                                  JULY 2002                                        JULY 2002
                                                                  UNAUDITED                                        PROFORMA
                                                                   BALANCE             PROFORMA ADJUSTMENTS         BALANCE
                                                                    SHEET                 DR.           CR.          SHEET
ASSETS
Current Assets
      Cash and cash equivalents                                    116,796 (1),(2)    3,544,346       294,604
                                                                               (3)                    500,000      2,866,538
      Accounts receivable                                          108,272                                           108,272
      Prepaid expenses and miscellaneous receivables               271,650                                           271,650

Total current assets                                               496,718                                         3,246,460


Property and equipment, net of accumulated
      Depreciation                                               2,560,118     (4)                    344,048      2,216,070

Other assets
      Capitalized software costs                                 1,014,135                                         1,014,135
      Due from officer                                             500,000                                           500,000
      Security deposit                                             491,284                                           491,284

                                                                 2,005,419                                         2,005,419

Total Assets                                                     5,062,255                                         7,467,949


LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
Current Liabilities
      Accounts payable and accrued expenses                      2,183,993                                         2,183,993
      Accrued interest payable  HP                                 246,487    (5)       246,487                            0

Total current liabilities                                        2,430,480                                         2,183,993

Deferred revenues                                                  163,463                                           163,463
Note payable  HP                                                 6,723,156    (3)       500,000
                                                                              (6)      5,723,156                     500,000

STOCKHOLDERS' EQUITY (DEFICIT)
Common stock  $.01 par value                                        70,925    (1)                      38,842        109,767
Additional paidin capital                                       69,844,190(2),(1)       294,604     3,505,504
                                                                              (7)                      38,000     73,093,090
Notes receivable from officers                                    (666,841)                                         (666,841)
Unearned compensation                                              (10,300)                                          (10,300)
Accumulated deficit                                            (73,492,818)                                      (73,492,818)

Gain on Extinguishment of HP Debt                                          (4),(5)      344,048       246,487
                                                                           (7),(6)       38,000     5,723,156      5,587,595

Total stockholders' equity (deficit)                            (4,254,844)                                        4,620,493


Total Liabilities and Stockholders' Equity                       5,062,255           10,690,641    10,690,641      7,467,949



                             SMARTSERV ONLINE, INC.
                            PROFORMA JOURNAL ENTRIES

                EQUITY FINANCING AND HEWLETT-PACKARD TRANSACTION
                                  JULY 31, 2002



      (1)
Cash                                                                           3,544,346
          Common Stock                                                                            38,842
          Additional Paid-in Capital                                                           3,505,504
(Record the Issuance of 3,844,209 Shares of Common Stock for $3.544M)

      (2)
Additional Paid-in Capital                                                       294,604
          Cash                                                                                   294,604
(Record Fees Associated with Funding)
          Finders' Fees                                            248,104
          Legal Fees                                                46,500
                                                            ---------------
                                                                   294,604
                                                            ===============

      (3)
Note Payable - HP                                                                500,000
          Cash                                                                                   500,000
(Record Settlement Payment)

      (4)
Gain on Debt Extinguishment                                                      344,048
          Equipment                                                                              344,048
(Record Return of HP equipment)

      (5)
Accrued Interest Payable                                                         246,487
          Gain on Debt Extinguishment                                                            246,487
(Record Settlement of Accrued Interest Portion of HP Debt)

      (6)
Loan Payable - HP                                                              5,723,156
          Gain on Debt Extinguishment                                                          5,723,156
(Record Gain on the Extinguishment of HP Debt)

      (7)
Gain on Debt Extinguishment                                                       38,000
          Additional Paid-in Capital                                                              38,000
(Record Issuance of Warrants to Purchase 50,000 shares of Common Stock)
                                                                           ------------------------------
                                                                              10,690,641      10,690,641
                                                                           ==============================


(b)      Exhibits
         --------

         99.1       Press Release dated September 10, 2002*
         99.2 Stock Purchase Agreement, dated September 9, 2002, among SmartServ and the investors listed on schedule A (the "Investors") thereto*
         99.3 Registration Rights Agreement, dated September 9, 2002 among SmartServ and the Investors*
         99.4       Form of Warrant to the Investors*
         99.5 Settlement and Amendment Agreement, dated September 6, 2002 among SmartServ and Hewlett-Packard Company*
         99.6       Form of Warrant to Hewlett-Packard Company*

               * Incorporated by reference to SmartServ's Current Report on Form 8-K, dated September 9, 2002, filed by the Company on September 13, 2002.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 11, 2002

                                             SMARTSERV ONLINE, INC.



                                             By: /s/ Thomas W. Haller
                                                 -------------------------------
                                                 Name:  Thomas W. Haller
                                                 Title: Senior Vice President
                                                        and Chief Financial
                                                        Officer

                                 EXHIBIT INDEX


Exhibits       Description
--------       -----------

 99.1          Press Release dated September 10, 2002*
 99.2 Stock Purchase Agreement, dated September 9, 2002, among SmartServ and the investors listed on schedule A (the "Investors") thereto*
 99.3 Registration Rights Agreement, dated September 9, 2002 among SmartServ and the Investors*
 99.4          Form of Warrant to the Investors*
 99.5 Settlement and Amendment Agreement, dated September 6, 2002 among SmartServ and Hewlett-Packard Company*
 99.6          Form of Warrant to Hewlett-Packard Company*

         * Incorporated by reference to SmartServ's Current Report on Form 8-K, dated September 9, 2002, filed by the Company on September 13, 2002.